Exhibit 99.2

Second Quarter 2006 Earnings Presentation Gary Black Chief Executive Officer and Chief Investment Officer Dominic Martellaro Executive Vice President and Managing Director of Janus Global Advisors July 27, 2006 Dave Martin Executive Vice President and Chief Financial Officer John Zimmerman, CFA Executive Vice President and Managing Director of Janus INTECH Institutional Asset Management C0706-136 10-15-06

Highlights (1) 2Q 2006 GAAP EPS of $0.15 versus $0.17 in 1Q 2006 and $0.12 in 2Q 2005 Performance continues to strengthen across multiple time periods 84%, 78%, and 64% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2006 (2) Overall Morningstar ratings continue to improve with 57% of JIF funds having a 4/5 star overall rating at June 30, 2006 versus 32% at June 30, 2005 (2) Total company long-term net flows for 2Q 2006 of $(0.4) billion Reflects Janus (ex-INTECH) long-term net flows of $(3.0) billion partially offset by INTECH net flows of $2.6 billion Includes net flows of $(1.2) billion from Small Cap Value products (3) Janus remains committed to returning value to shareholders with $105 million of stock buybacks in 2Q 2006 Year-to-date net share reduction of 4.3% Notes: The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. Data presented reflects past performance which is no guarantee of future results. Please see p. 4 and 25-28 for complete Lipper rankings and Morningstar ratings and performance. Net flows for Small Cap Value products include all mutual fund net flows across all share classes of the Small Cap Value Fund, as well as flows from separate and sub-advised accounts where the contractual style of the account is closely aligned to that of the funds.

Strongest 1- and 3-year relative performance for JIF funds in five years (1)



Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns
1-Year Basis
3-Year Basis
5-Year Basis
All JIF Funds (2)
Janus Managed JIF Equity Funds (3)

Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1- and 3-year basis as of 6/30/2006. (2) JIF Funds do not include Janus World Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised and Money Markets. (3) Janus Managed JIF Equity Funds also do not include JIF Value funds, JIF Income funds, and INTECH Risk-Managed Stock Fund. As of 6/30/2006, the number of funds in the Janus Investment Funds is 25. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 4 for complete Lipper rankings.

3

Relative performance is strong across multiple disciplines*Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than 1 year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period. Lipper Quartile:1st2nd3rd4th6/30/06PMPercentileRank /PercentileRank /PercentileRank /PercentileRank /PercentileRank /AUM ($mms)InceptionLipper CategoryRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsGrowth FundsJanus Fund10,874$ Jan-06Large-Cap Growth Funds28195 / 70534202 / 59473350 / 4824270 / 167Janus Twenty Fund*9,250$ Aug-97Large-Cap Growth Funds422 / 70512 / 594838 / 48211 / 16747 / 230Janus Mercury Fund3,713$ Jan-06Large-Cap Growth Funds23161 / 70517100 / 59454260 / 482914 / 167Janus Olympus Fund*2,217$ Aug-97Multi-Cap Growth Funds45183 / 41447164 / 35553151 / 2842524 / 971823 / 134Janus Enterprise Fund1,734$ Jan-02Mid-Cap Growth Funds39219 / 57223105 / 47362223 / 3607094 / 1342078 / 396Janus Venture Fund*1,328$ Jan-01Small-Cap Growth Funds61323 / 5332192 / 45428100 / 3603744 / 11830100 / 343Janus Orion Fund1,024$ Jun-00Multi-Cap Growth Funds11 / 41413 / 35538 / 284--2964 / 226Janus Triton Fund117$ Jan-06Small-Cap Growth Funds1052 / 533------Janus Research Fund84$ Feb-05Multi-Cap Growth Funds622 / 414------519 / 401Core FundsJanus Growth and Income Fund6,754$ Dec-03Large-Cap Core Funds973 / 848854 / 72520121 / 60937 / 241536 / 755Janus Contrarian Fund3,606$ Feb-00Multi-Cap Core Funds17 / 81912 / 585311 / 430--1136 / 334Janus Balanced Fund2,431$ Apr-05Mixed-Asset Target Alloc. Mod. Funds1973 / 39239105 / 2713674 / 20932 / 851141 / 390Janus Fundamental Equity Fund989$ Apr-05Large-Cap Core Funds16 / 84828 / 725421 / 60923 / 24116 / 838INTECH Risk-Managed Stock Fund437$ Feb-03Multi-Cap Core Funds50403 / 8191373 / 585----24135 / 574Global/International FundsJanus Worldwide Fund4,322$ Jun-04Global Funds95352 / 37199286 / 29099224 / 2276959 / 8592293 / 319Janus Overseas Fund4,232$ Jun-03International Funds11 / 90812 / 76917101 / 611511 / 23112 / 769Janus Global Life Sciences Fund1,040$ Dec-98Health/Biotechnology Funds3663 / 1741320 / 1594761 / 130--3115 / 48Janus Global Technology Fund942$ Jan-06Science & Technology Funds2159 / 2873794 / 2574395 / 222--Janus Global Opportunities Fund153$ Jun-01Global Funds99366 / 37160172 / 2902249 / 227--2249 / 227Value FundsJanus Mid Cap Value Fund - Inv(1)4,870$ Aug-98Mid-Cap Value Funds46121 / 2644391 / 2153347 / 142--43 / 77Janus Small Cap Value Fund - Inv.*(1)1,155$ Feb-97Small-Cap Core Funds91578 / 64084426 / 50866258 / 391--2129 / 140Income FundsJanus Flexible Bond Fund775$ Dec-91Intermediate Inv Grade Debt Funds43205 / 47749198 / 4112063 / 3232637 / 14642 / 56Janus High-Yield Fund474$ Dec-03High Current Yield Funds46203 / 44463248 / 39551160 / 3131314 / 11443173 / 407Janus Short-Term Bond Fund178$ Jun-03Short Investment Grade Debt Funds2657 / 2262138 / 1824864 / 1352014 / 702138 / 182Janus Federal Tax-Exempt Fund101$ Feb-05General Muni Debt Funds45117 / 25988219 / 24868152 / 22483119 / 14342107 / 255Janus Investment Funds ("JIF")1-Year10-Year3-Year5-YearLipper Rankings Based on Total Returns as of 6/30/06Since PM Inception‡‡‡‡

2Q 2006 market environment proved to be challenging Value continues to outperform growth(Russell 1000 Growth vs. Russell 1000 Value) Net outflows for growth outpaced value in May and June(Monthly net flows for domestic mutual funds in $ billions, July 2005 – June 2006) Source: Strategic Insight, Simfund (2006) Industry net flows have declined significantly since February(Monthly net flows for mutual funds in $ billions, July 2005 – June 2006) Source: Strategic Insight, Simfund (2006) Source: Confluence (2006) ($5)$0$5$10$15$20$25$30$35$40$45Jul'05Aug'05Sep'05Oct'05Nov'05Dec'05Jan'06Feb'06Mar'06Apr'06May'06Jun'06EquityFixed Income($4)($2)$0$2$4$6$8Jul'05Aug'05Sep'05Oct'05Nov'05Dec'05Jan'06Feb'06Mar'06Apr'06May'06Jun'06Growth ValueGrowth minus Value

Total company long-term net outflows of $0.4 billion resulting from higher Janus redemptions and lower INTECH sales Notes: (1) 2Q 2005 Flows exclude $0.2 billion disposition of Janus’ Vontobel assets. (2) Net outflows for the four funds include all mutual fund net flows across all share classes of the Janus Fund, Worldwide Fund, Small Cap Value Fund and Twenty Fund, as well as redemptions from separate and sub-advised accounts where the contractual style of the account is closely aligned to that of the four funds. Total Company Long-Term Flows (1) ($ in billions) INTECH Long-Term Flows ($ in billions) Janus (ex-INTECH) Long-Term Flows (1) ($ in billions) Gross sales in 2Q 2006 up 25% versus 2Q 2005 2Q 2006 redemptions flat relative to 2Q 2005 Gross sales of INTECH slowed in 2Q 2006 relative to the levels achieved in the previous three quarters Annualized redemption rate remains well below industry average 2Q 2006 sales up 76% over 2Q 2005 80% of Janus (ex-INTECH) net outflows in 2Q 2006 concentrated in four products: Janus Fund, Worldwide, Small Cap Value and Twenty (2) $1.2 billion of net outflows in 2Q 2006 attributable to Small Cap Value products alone (2)Gross Redemptions Gross Sales Net Sales $8.6$11.3$10.1$8.5$6.9($9.0)($7.8)($5.8)($6.8)($9.0)($12)($10)($8)($6)($4)($2)$0$2$4$6$8$10$12$142Q05 (1)3Q054Q051Q062Q06$5.7$3.8$5.8$5.5$4.0($1.1)($1.7)($0.6)($0.4)($0.3)($2)($1)$0$1$2$3$4$5$6$72Q053Q054Q051Q062Q06

Janus has come a long way

Janus (ex-INTECH) and INTECH Long-Term Net Flows (1)

($ in billions, long-term semi-annual net flows from 1H 2003 through 1H 2006)



$16
$12
$8
$4
$0
($4)
($8)
($12)
($16)
($20)
$2.1
$2.3
$1.8
$6.6
$5.7
$10.3
$6.6
($3.5)
($15.4)
($17.7)
($11.5)
($9.8)
($4.3)
($3.5)
INTECH
Janus (ex INTECH)
1H03
2H03
1H04
2H04
1H05
2H05
1H06

Note:
(1) 1H 2005 Flows exclude a $0.2 billion disposition of Janus' Vontobel assets.

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Janus is executing on our strategy Pursue a focused strategy around our core competencies of growth and risk-managed investing Goal is to be a top 5 player in net flows in the growth and risk-managed spaces Achieve strong performance across time periods and products Committed to improving the performance of struggling products Continue to build-out our distribution resources around our largest intermediary and institutional opportunities Introduce “JanusINTECH” brand identity to better leverage core manufacturing capabilities across distribution channels

Distribution John Zimmerman, CFA Executive Vice President and Managing Director of Janus INTECH Institutional Asset Management Dominic Martellaro Executive Vice President and Managing Director of Janus Global Advisors

 21% 28% 38% 33% 31% Intermediary channel momentum continues, despite higher redemptions Intermediary Flows (1) Note: Flows depicted exclude a $0.2 billion disposition of Vontobel Assets in 2Q 2005. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Annualized Redemption Rate Annualized Gross Sales Rate 53% 35% 29% 33% 45% Gross Redemptions Gross Sales Net Sales Intermediary net outflows of $2.0 billion in 2Q 2006 reflect seasonal redemptions in the financial institutions channel Gross sales of $4.4 billion flat versus 1Q 2006 and up 60% versus 2Q 2005 Janus (ex-INTECH) gross sales up 58% over 2Q 2005 Redemptions driven by underperforming Worldwide and Small Cap Value funds Broker-dealer channel net flows positive for the third consecutive quarter 39 wholesalers in 2Q 2006 versus 23 at the beginning of 2005 International business AUM exceeded $10 billion Assets doubled over last 3 years Strong demand for INTECH products offshore $2.7$3.5$4.9$4.4$4.4($4.3)($6.9)($3.7)($4.4)($6.4)($8)($6)($4)($2)$0$2$4$62Q053Q054Q051Q062Q06

Distributor Depth – Leverage relationships with focus firms to enhance access to platforms with additional placements in retirement, sub-advised, wrap programs, fund-of-funds, and manager-of-managers Channel Balance – Actively selling in all major distribution channels including banks, full-service brokerage, independent planners, supermarkets, insurance, and international institutions Brand Awareness – “JanusINTECH” branding further enables cross-selling of core products in the Intermediary space Net sales momentum building in the broker-dealer and international businesses Improved wholesaler productivity as the average length of tenure increases Established selling agreements and product placements with market leading firms across all channels Strong performance of Janus and INTECH products across multiple time periods and disciplines (1) Establishing JanusINTECH as a major player in the Intermediary marketplace Key Priorities Progress Note: (1) References to performance reported as of 6/30/2006. Data presented reflects past performance, which is no guarantee of future results. See pp. 4 and 25-28 for complete Lipper and Morningstar rankings and performance.

 50% 54% 43% 47% 23% Institutional gross sales decline from high levels of prior three quarters Institutional Long-Term Flows (1) Note: (1) Flows depicted exclude a $0.2 billion disposition of Vontobel Assets in 2Q 2005. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Assets and flows depicted for Institutional exclude Institutional Money Market. Annualized Redemption Rate Annualized Gross Sales Rate Institutional long-term net flows of $2.1 billion in 2Q 2006 versus $3.5 billion in 1Q 2006 Institutional Large Cap Growth replacement cycle mostly complete Healthy pipeline augmented by growing demand for enhanced index products Current 5% annualized redemption rate well below industry average Built-out the sales and consultant relations team from 10 to 16 since the beginning of 2005 Taft-Hartley channel well-penetrated Gaining traction in corporate and public channels Increasing penetration of the top 400 plans in the US with several new clients in 2Q 2006 4% 7% 4% 14% 5% Gross Redemptions Gross Sales Net Sales $2.7$4.9$4.1$4.3$3.5($0.3)($0.6)($0.4)($1.4)($0.6)($2)($1)$0$1$2$3$4$5$62Q053Q054Q051Q062Q06

Establishing JanusINTECH in the Institutional marketplace Marketing campaigns targeting increased demand for enhanced index products Aligning sales team to further penetrate corporate and public market segments Further enhancing our client relations effort to maintain high client retention rate Gaining consultant acceptance for fundamental growth strategy 2006 is the first year Janus has approached the Institutional marketplace with a fully staffed sales force Introduction of new products to meet industry demands (e.g. Janus Small Cap Growth and INTECH Global) Pipeline remains solid and search activity remains at a strong level Key Priorities Progress

Financials Dave Martin Executive Vice President and Chief Financial Officer

2Q 2006 Financial Overview (1) 2Q 2006 GAAP EPS of $0.15 versus $0.17 in 1Q 2006 and $0.12 in 2Q 2005 Investment Management (“IM”) operating margin of 24.6% down from 1Q 2006 IM operating margin of 27.1% and up from 21.0% in 2Q 2005 Average Assets Under Management (“AUM”) of $154 billion and IM revenue of $233 million flat versus 1Q 2006 IM expenses up 3.7% ($6 million) from 1Q 2006 1Q 2006 results included a net favorable $5 million impact of unusual items ($10 million insurance recovery offset by $5 million of non-recurring items) $1 million increase in LTI compensation in 2Q 2006 over 1Q 2006 related to February timing of 2006 LTI grant Investment team compensation reduction of $8.0 million expected in 2H 2006 Investment advisory fee waiver on the Worldwide Fund expected to decrease revenues by $0 - $4 million in 2H 2006 (2) Stock buybacks continue with $105 million of repurchases in 2Q 2006 at an average price of $19.66 Notes: (1) The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. (2) Investment advisory fee waiver only applies for the July 1, 2006 to January 31, 2007 time period.

Janus continues to return excess cash to shareholders 2Q 2006 Buyback Activity $105 million of repurchases 5.3 million shares repurchased $19.66 average price per share 2.3% net share reduction Cumulative Buyback Activity (since 2H 2004) $606 million of repurchases 37.0 million shares repurchased $16.38 average price per share 13.6% net share reduction Janus cumulative stock buyback activity since 2Q 2004(Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606

Janus today Delivering strong, consistent investment performance across 1-, 3-, and 5-year periods (1) Deep investment bench Capitalizing on the build-out of the intermediary and institutional businesses Leveraging INTECH’s distribution and product set Focused on achieving greater than 50% incremental operating margins Continuing to return excess cash to shareholders Note: (1) References to performance reported as of 6/30/2006. Data presented reflects past performance, which is no guarantee of future results. See pp. 4 and 25-28 for complete Lipper and Morningstar rankings and performance.

Safe Harbor Statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2005, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Other Important Disclosures Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (07/06)

Appendix

AUM by investment discipline and distribution channel Value ($9.7bn) Janus Global Advisors ($53.4bn Intermediary) $153.4 billion in AUM as of 6/30/06 By Investment Discipline By Distribution Channel Growth / Blend ($66.9bn) Money Market ($7.9bn) Global / International ($12.6bn) Fixed Income ($4.7bn) Mathematical ($51.5bn) Janus INTECH Institutional Asset Management ($53.9bn Institutional) Janus Direct & Supermarket ($46.0bn Retail) 44%8%5%3%6%34% 35%30%35%

2Q 2006 EPS of $0.15 up 26% from 2Q 2005 EPS of $0.12

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended June 30, 2006	Quarter Ended March 31, 2006	Variance (%)	Quarter Ended June 30, 2006	Quarter Ended June 30, 2005	Variance (%)
Average AUM (in billions)	$ 154.0	$ 154.4	-0.3%	$ 154.0	$ 129.3	19.1%
Investment Management Segment						
Revenue	$ 233.1	$ 232.5	0.3%	$ 233.1	$ 208.7	11.7%
Operating expenses	175.8	169.6	3.7%	175.8	164.8	6.7%
Operating income	57.3	62.9	-8.9%	57.3	43.9	30.5%
Investment Management Operating Margin	24.6%	27.1%		24.6%	21.0%	
Printing and Fulfillment Segment						
Revenue	21.5	23.6	-8.9%	21.5	20.6	4.4%
Operating expenses	25.6	27.3	-6.2%	25.6	24.7	3.6%
Printing and Fulfillment Operating Loss	(4.1)	(3.7)	10.8%	(4.1)	(4.1)	0.0%
Consolidated Operating Income	53.2	59.2	-10.1%	53.2	39.8	33.7%
Interest expense	(7.2)	(7.0)	2.9%	(7.2)	(7.2)	0.0%
Other income, net	7.8	9.0	-13.3%	7.8	11.4	-31.6%
Income tax provision	(19.5)	(22.2)	-12.2%	(19.5)	(15.7)	24.2%
Equity earnings of unconsolidated affiliate	2.0	1.7	17.6%	2.0	1.7	17.6%
Minority interest in consolidated earnings	(5.2)	(5.4)	-3.7%	(5.2)	(4.3)	20.9%
Net income	$ 31.1	$ 35.3	-11.9%	$ 31.1	$ 25.7	21.0%
Diluted earnings per share	$ 0.15	$ 0.17	-11.4%	$ 0.15	$ 0.12	25.6%

22

Decline in 2Q 2006 operating margin reflects $5 million net benefit in 1Q 2006

Investment Management Segment

($ in millions, except AUM and per share)	Quarter Ended June 30, 2006	Quarter Ended March 31, 2006	Variance (%)	Quarter Ended June 30, 2006	Quarter Ended June 30, 2005	Variance (%)
Average AUM (billions)	$ 154.0	$ 154.4	-0.3%	$ 154.0	$ 129.3	19.1%
Revenue						
Investment management fees	$ 187.0	$ 185.6		$ 187.0	$ 161.8	
Performance fees	4.3	4.2		4.3	5.5	
Other	41.8	42.7		41.8	41.4	
Total revenue	233.1	232.5	0.3%	233.1	208.7	11.7%
Basis points						
Investment management fees	*48.7*	*48.8*		*48.7*	*50.2*	
Investment management fees and performance fees	*49.8*	*49.9*		*49.8*	*51.9*	
Operating expenses						
Employee compensation and benefits	78.2	83.4		78.2	69.4	
Long-term incentive compensation	23.0	22.0		23.0	18.5	
Marketing and advertising	7.7	5.4		7.7	9.0	
Distribution	27.2	26.8		27.2	25.9	
Depreciation and amortization	8.3	8.3		8.3	9.4	
General, administrative and occupancy	31.4	33.7		31.4	38.6	
Mutual fund investigation recoveries, net of charges	-	(10.0)		-	(6.0)	
Total operating expense	175.8	169.6	3.7%	175.8	164.8	6.7%
Operating income	$ 57.3	$ 62.9	-8.9%	$ 57.3	$ 43.9	30.5%
Operating margin	24.6%	27.1%		24.6%	21.0%	

23

Free cash flow and liquidity position remain strong Note: (1) Free cash flow is defined as cash flow from operations less capital expenditures. The comparable GAAP measure is cash flow from operations. Free Cash Flow from Operations($ in millions)June 30,March 31,June 30,200620062005Cash provided by operating activities146.8$ 32.2$ 100.1$ Less: capital expenditures(2.3)(5.5)(7.3)Free Cash Flow (1)144.5$ 26.7$ 92.8$ Liquidity by Legal Entity($ in millions)June 30,March 31,June 30,200620062005Janus Capital Group Cash162.6$ 149.0$ 361.8$ Marketable Securities123.6123.8129.1Investments in Mutual Funds102.4115.686.8Total388.6388.4577.7Capital Group PartnersCash175.3178.2214.1Marketable Securities110.2110.3113.1Total285.5288.5327.2Consolidated Janus Capital Group674.1$ 676.9$ 904.9$ Quarter Ended

Morningstar RatingTM Based on Risk-Adjusted Returns as of June 30, 2006 Data presented reflects past performance, which is no guarantee of future results. Notes: 1Closed to new investors. 2Rating is for this share class only; other classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Janus Investment Fund ("JIF")The Overall Morningstar RatingTMis derived from a weighted average of the performancefigures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTMmetrics.FundCategoryStars# of FundsStars# of FundsStars# of FundsStars# of FundsJanus FundLarge Growth Funds***1361***1361**1081***402Janus Enterprise FundMid-Cap Growth Funds***823****823***642**231Janus Growth and Income FundLarge Growth Funds*****1361*****1361****1081*****402Janus Mercury FundLarge Growth Funds***1361****1361***1081***402Janus Olympus Fund (1)Large Growth Funds***1361****1361***1081***402Janus Orion FundMid-Cap Growth Funds*****823*****823*****642N/AJanus Twenty Fund(1)Large Growth Funds****1361*****1361****1081****402Janus Venture Fund(1)Small Growth Funds***646****646***509**182Janus Triton FundSmall Growth FundsN/AN/AN/AN/AJanus Research FundLarge Growth FundsN/AN/AN/AN/AJanus Global Life Sciences FundSpecialty-Health Funds***191****191***156N/AJanus Global Technology FundSpecialty-Technology Funds****282****282****243N/AJanus Overseas FundForeign Large Growth Funds****195*****195****153****66Janus Worldwide FundWorld Stock Funds**403*403*314**136Janus Global Opportunities FundWorld Stock Funds****403***403****314N/AJanus Balanced FundModerate Allocation Funds****794***794****619****301INTECH Risk-Managed Stock FundLarge Blend Funds*****1476*****1476N/AN/AJanus Fundamental Equity FundLarge Blend Funds*****1476*****1476****1175*****443Janus Contrarian FundLarge Blend Funds*****1476*****1476*****1175N/AJanus Mid Cap Value Fund - Investor Shares(2)Mid-Cap Value Funds****266***266****167N/AJanus Small Cap Value Fund - Investor Shares(1)(2)Small Value Funds*291**291*205****64Janus Federal Tax-Exempt FundMuni National Long Funds**292**292**275**198Janus Flexible Bond FundIntermediate-Term Bond Funds****905***905****702****354Janus High-Yield FundHigh Yield Bond Funds****476***476***382****145Janus Short-Term Bond FundShort-Term Bond Funds***335****335***239***141Percent of funds rated 4 / 5 Stars56.5%60.9%50.0%50.0%Ten-Year RatingOverall RatingThree-Year RatingFive-Year Rating

Latest Fund PerformanceData presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance. Total returns include reinvestment of dividends and capital gains. Please see footnotes on the following pages. Janus Investment Funds ("JIF")InceptionLife ofFund Date1 Year3 Year5 Year10 YearFundGrowth Funds Janus Fund2/707.078.80(2.52)5.9713.64Janus Twenty Fund(3)4/8511.7315.132.749.9813.18Janus Mercury Fund5/937.6210.27(1.60)8.1712.03Janus Olympus Fund(3,5)12/9510.5412.060.398.9310.86Janus Enterprise Fund9/9213.7717.001.975.8611.07Janus Venture Fund(3,6)4/8510.6517.925.588.4313.29Janus Orion Fund(6,7,8,23)6/0024.6521.579.58--(1.62)Janus Triton Fund(4,6)2/0520.53------16.20Janus Research Fund(7)2/0521.64------18.11Core FundsJanus Growth and Income Fund 5/9112.3613.342.8611.1513.23Janus Balanced Fund9/928.208.474.549.7211.01Janus Contrarian Fund(7,10,13)2/0022.0523.569.73--8.39Janus Fundamental Equity Fund(2,10)6/9617.7615.925.3212.7112.70INTECH Risk-Managed Stock Fund(10,11,12)2/039.7715.70----18.31International/Global FundsJanus Worldwide Fund(11)5/9110.459.60(1.47)5.7810.61Janus Overseas Fund(7,9,10,11,15)5/9452.3333.2911.8312.7313.85Janus Global Life Sciences Fund(10,11)12/986.6312.772.08--9.55Janus Global Technology Fund(7,10,11,14)12/9813.9211.24(4.30)--2.40Janus Global Opportunities Fund(11)6/018.3915.738.49--8.48Value FundsJanus Small Cap Value Fund - Inv.(3,8,16)10/877.4815.538.5015.0414.24Janus Mid Cap Value Fund - Inv.(8,10,17)8/9811.5818.5411.19--17.28Income FundsJanus Flexible Bond Fund(10,18,19,20)7/87(0.87)1.775.056.007.41Janus High-Yield Fund(8,10,11,18,19,20,24)12/954.777.227.237.058.04Janus Short-Term Bond Fund(10,18,19,21)9/922.272.023.014.834.63Janus Federal Tax-Exempt Fund(10,18,19,21,22)5/930.631.603.924.324.47Average Annual Total Returns (%) for Periods Ended 6/30/06 (1)

Notes: All figures unaudited. Effective 06/30/06, Janus Core Equity Fund has been renamed Janus Fundamental Equity Fund. Closed to new investors. Effective at the close of the New York Stock Exchange on 6/30/06, Blaine Rollins is no longer the portfolio manager of Janus Triton Fund, and Brian Schaub and Chad Meade are now the Fund managers. Effective at the close of the New York Stock Exchange on 6/30/06, Claire Young is no longer the portfolio manager of Janus Olympus Fund, and Ron Sachs is now the Fund manager. This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs). This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to such volatility. Due to certain investment strategies, some funds may have an increased position in cash. Returns have sustained significant gains due to market volatility in the financials sector. The Fund will invest at least 80% of its net assets in the type of securities described by its name. A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The Fund held approximately 17.6% of its assets in Indian securities as of March 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India. Returns have sustained significant gains due to market volatility in the information technology sector. The Fund held approximately 15.9% and 13.2% of its assets in India and Brazil securities, respectively, as of March 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil. Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund. Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the portfolio manager. As of June 30, 2006, the 30-day SEC Yield was 4.06% on Janus Federal Tax-Exempt Fund, 4.74% on Janus Flexible Bond Fund, 7.45% on Janus High-Yield Fund and 4.89% on Janus Short-Term Bond Fund. Latest Fund Performance (cont’d)

Notes (Cont’d): Adviser has agreed to waive a portion of the Fund’s expenses if they exceed the designated cap. If during the periods shown, the Fund’s actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented. Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2007. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield as of June 30, 2006 would have been 4.42% and 3.57%, respectively and total returns would have been lower. Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes. The Fund held approximately 10.6% of its assets in Brazilian securities as of March 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil. Janus Capital has agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers yields and total returns would have been lower. Latest Fund Performance (cont’d) INTECH is a subsidiary of Janus Capital Group Inc. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. A fund’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.The proprietary mathematical process used by Enhanced Investment Technologies LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.